Exhibit 99.1

EXHIBIT A

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

		LEGACY ACE
North America Commercial P&C Insurance						Full Year
	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses
Policy acquisition costs (excluding amortization of acquired UPR)
Amortization of acquired UPR (1)
Administrative expenses

Underwriting income
Adjusted net investment income

Segment income

Combined ratio
Loss and loss expense ratio
Policy acquisition cost ratio
Administrative expense ratio

Combined ratio

Combined ratio excluding catastrophe losses and PPD

Catastrophe reinstatement premiums expensed - pre-tax
Catastrophe losses - pre-tax
Unfavorable (favorable) prior period development (PPD) - pre-tax
Loss and loss expense ratio excluding catastrophe losses and PPD

% Change versus prior year period
Net premiums written
Net premiums earned

Other ratios
Net premiums written/gross premiums written

(1) Related to the acquisition of The Chubb Corporation

NA Commercial A

EXHIBIT A

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

		LEGACY ACE
North America Personal P&C Insurance						Full Year
	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses
Policy acquisition costs (excluding amortization of acquired UPR)
Amortization of acquired UPR (1)
Administrative expenses

Underwriting income
Adjusted net investment income

Segment income

Combined ratio
Loss and loss expense ratio
Policy acquisition cost ratio
Administrative expense ratio

Combined ratio

Combined ratio excluding catastrophe losses and PPD

Catastrophe reinstatement premiums expensed - pre-tax
Catastrophe losses - pre-tax
Unfavorable (favorable) prior period development (PPD) - pre-tax
Loss and loss expense ratio excluding catastrophe losses and PPD

% Change versus prior year period
Net premiums written
Net premiums earned

Other ratios
Net premiums written/gross premiums written

(1) Related to the acquisition of The Chubb Corporation

NA Personal A

EXHIBIT A

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

		LEGACY ACE
North America Agricultural Insurance						Full Year
	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses (1)
Policy acquisition costs
Administrative expenses

Underwriting income
Net investment income

Segment income

Combined ratio
Loss and loss expense ratio
Policy acquisition cost ratio
Administrative expense ratio

Combined ratio

Combined ratio excluding catastrophe losses and PPD

Catastrophe losses - pre-tax
Unfavorable (favorable) prior period development (PPD) - pre-tax
Loss and loss expense ratio excluding catastrophe losses and PPD

% Change versus prior year period
Net premiums written
Net premiums earned

Other ratios
Net premiums written/gross premiums written

(1) Include gains/losses on crop derivatives

NA Agricultural A

EXHIBIT A

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

		LEGACY ACE
Overseas General Insurance						Constant $	Full Year
	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	1Q-15(2)	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses
Policy acquisition costs (excluding amortization of acquired UPR)
Amortization of acquired UPR (1)
Administrative expenses

Underwriting income
Adjusted net investment income

Segment income

Combined ratio
Loss and loss expense ratio
Policy acquisition cost ratio
Administrative expense ratio

Combined ratio

Combined ratio excluding catastrophe losses and PPD

Catastrophe reinstatement premiums - pre-tax
Catastrophe losses - pre-tax
Favorable prior period development (PPD) - pre-tax
Loss and loss expense ratio excluding catastrophe losses and PPD

% Change versus prior year period
Net premiums written as reported
Net premiums earned as reported

Net premiums written constant $
Net premiums earned constant $

Other ratios
Net premiums written/gross premiums written

(1) Related to the acquisition of The Chubb Corporation

(2) Prior periods on a constant dollar basis.

Overseas General Insurance

EXHIBIT A

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

		LEGACY ACE
Global Reinsurance						Full Year
	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses
Policy acquisition costs
Administrative expenses

Underwriting income
Net investment income

Segment income

Combined ratio
Loss and loss expense ratio
Policy acquisition cost ratio
Administrative expense ratio

Combined ratio

Combined ratio excluding catastrophe losses and PPD

Catastrophe reinstatement premiums collected - pre-tax
Catastrophe losses - pre-tax
Favorable prior period development (PPD) - pre-tax
Loss and loss expense ratio excluding catastrophe losses and PPD

% Change versus prior year period
Net premiums written as reported
Net premiums earned as reported

Net premiums written constant $
Net premiums earned constant $

Other ratios
Net premiums written/gross premiums written

Global Reinsurance A

EXHIBIT A

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

		LEGACY ACE
Life Insurance						Full Year
	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses (1)
Policy benefits (2)
(Gains) losses from fair value changes in separate account assets (2)
Policy acquisition costs
Administrative expenses
Net investment income

Life Insurance segment income (3)

% Change versus prior year period
Net premiums written as reported
Net premiums earned as reported

Net premiums written constant $ (4)
Net premiums earned constant $

(1) Q1 2016 includes unfavorable reserve development of $XX million compared to Q1 2015 which includes $XX million of favorable reserve development.

(2) (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life segment income in the Life Insurance segment. The offsetting movement in the separate account liabilities is included in Policy benefits.

(3) We assess the performance of our Life Insurance business based on Life Insurance segment income which includes (Gains) losses from fair value changes in separate account assets.

(4) International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

Constant $
% Change
		Constant $	1Q-16 vs.
	1Q-16	1Q-15(6)	1Q-15(6)

International life insurance net premiums written
International life insurance deposits (5)

Total international life insurance net premiums written and deposits

(5) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

(6) Prior periods on a constant dollar basis.

Life A

EXHIBIT A

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

LEGACY ACE
Full Year
Corporate	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses
Policy acquisition costs
Administrative expenses

Underwriting income
Adjusted net investment income (1)
Adjusted interest expense (1)
Other income (expense) operating (2)
Amortization of purchased intangibles
Income tax expense

Operating income
Chubb integration and related expenses , net of tax
Amortization of fair value of acquired invested assets and long-term debt, net of tax (1)
Adjusted net realized gains (losses) (1)
Net realized gains (losses) related to unconsolidated entities
Income tax expense (benefit) on adjusted net realized gains (losses)

Net income

(1) See non-GAAP financial measures.

(2) Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Corporate A

EXHIBIT A

Chubb Limited

Global P&C Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page X), North America Personal P&C Insurance (page X), Overseas General Insurance segment (refer to page X), Global Reinsurance segment (refer to page X), and Corporate (refer to page X). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

LEGACY ACE
Full Year
Global P&C (Including Corporate)	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Gross premiums written
Net premiums written
Net premiums earned
Losses and loss expenses
Policy acquisition costs (excluding amortization of acquired UPR)
Amortization of acquired UPR (1)
Administrative expenses

Underwriting income

Adjusted net investment income
Adjusted interest expense
Other income (expense) - operating (2)
Amortization of purchased intangibles
Income tax expense

Global P&C operating income

Chubb integration and related expenses, net of tax
Amortization of fair value of acquired invested assets and long-term debt, net of tax (1)

Net realized gains (losses)
Net realized gains (losses) related to unconsolidated entities
Income tax expense (benefit) on net realized gains (losses)

Global P&C net income

% Change versus prior year period
Net premiums written as reported
Net premiums earned as reported

Net premiums written constant $
Net premiums earned constant $

Other ratios
Net premiums written/gross premiums written

Combined ratio
Loss and loss expense ratio
Policy acquisition cost ratio
Administrative expense ratio

Combined ratio

Combined ratio excluding catastrophe losses and PPD

Expense ratio
Expense ratio excluding A&H
Catastrophe reinstatement premiums collected - pre-tax
Catastrophe losses - pre-tax
Favorable prior period development (PPD) - pre-tax
Loss and loss expense ratio excluding catastrophe losses and PPD

(1) Purchase accounting adjustments related to the acquisition of The Chubb Corporation

(2) Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Global P&C A

EXHIBIT B

Chubb Limited

Consolidated Statement of Operations

(in millions of U.S. dollars)

(Unaudited)

Q1 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total (4) Consolidated

Net premiums written
Net premiums earned
Adjusted Losses and loss expenses (1)
Policy benefits
(Gains) losses from fair value changes in separate account assets (2)
Policy acquisition costs (excluding amortization of acquired UPR)
Amortization of acquired UPR (3)
Administrative expenses

Underwriting income (loss)
Adjusted net investment income (4)

Segment income

Adjusted interest expense (4)
Other income (expense) - operating (2)
Amortization of purchased intangibles
Income tax expense

Operating income

Chubb integration and related expenses, net of tax
Amortization of fair value of acquired invested assets and long-term debt, net of tax (3)
Net realized gains (losses) (1)
Net realized gains (losses) related to unconsolidated entities
Income tax expense (benefit) on net realized gains (losses)

Net income

Q1 2015 (Legacy ACE)
Net premiums written
Net premiums earned
Adjusted Losses and loss expenses (1)
Policy benefits
(Gains) losses from fair value changes in separate account assets (2)
Policy acquisition costs
Administrative expenses

Underwriting income (loss)

Net investment income

Segment income

Interest expense
Other income (expense) - operating (2)
Amortization of purchased intangibles
Income tax expense

Operating income

Net realized gains (losses) (1)
Net realized gains (losses) related to unconsolidated entities
Income tax expense (benefit) on net realized gains (losses)

Net income

(1) (Gains) losses on crop derivatives are reclassified from net realized gains (losses) to Losses and loss expenses for purposes of presenting North America Agricultural Insurance underwriting income.

(2) (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for segment income presentation from Other income (expense).

(3) Related to the acquisition of the Chubb Corporation

(4) See non-GAAP financial measures

Consol P&L B

EXHIBIT C

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

% Change
1Q-16 vs.
		Pro Forma	Pro Forma
	1Q-16	1Q-15	1Q-15
Net premiums written
Property and Casualty lines
North America Commercial P&C
Commercial multiple peril
Commercial casualty
Workers’ compensation
Professional liability
Surety
Property and other short-tail lines
North America Agricultural
North America Personal P&C
Auto
Homeowners
Other personal
International
Professional liability
Other casualty
Personal lines
Property and other short-tail lines

Total Property and Casualty lines
Other Lines
Global A&H
Reinsurance
Life

Total consolidated

Line of Business C

EXHIBIT D

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.					Constant $
	Three months ended March 31		% Change	Legacy ACE	% Change
		Legacy ACE	1Q-16 vs.	Constant $	1Q-16 vs.
	2016	2015	1Q-15	2015 (1)	1Q-15 (1)

Gross premiums written

Net premiums written

P&C net premiums written (2)

Global P&C net premiums written (2)

Net premiums earned

Adjusted net investment income (2)

Operating income

Net income

Comprehensive income

Operating cash flow

P&C combined ratio (2)
Loss and loss expense ratio
Underwriting and administrative expense ratio

Combined ratio

Operating return on equity (ROE)
ROE

Operating effective tax rate (3)
Effective tax rate

Diluted earnings per share
Operating income
Net income

% change
				December 31	1Q 2016 vs
				2015	4Q 2015

Book value per common share
Book value per common share excluding foreign currency (4)

Tangible book value per common share
Tangible book value per common share excluding foreign currency (4)
Tangible book value per common share excluding acquisitions (4)
Tangible book value per common share excluding acquisitions and foreign currency (4) (5)

Weighted average basic common shares outstanding
Weighted average diluted common shares outstanding

Total hybrid & financial debt/capitalization (6)

(1) Prior periods on a constant dollar basis.

(2) See non-GAAP financial measures.

(3) Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase/decrease in the operating effective tax rate for the quarter was primarily due to. . .

(4) For 2016, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the quarter.

(5) For 2016, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisition of the Chubb Corporation of $XXX million.

(6) See Debt and Capital page XX for additional information.

Financial Highlights D

EXHIBIT D

Chubb Limited

Consolidated Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

LEGACY ACE
Full Year
Chubb Limited Consolidated	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	2015

Consolidated Results (Including Corporate) Excluding Life Insurance Segment (1)
Gross premiums written
Net premiums written
Net premiums earned
Adjusted losses and loss expenses (1)
Policy acquisition costs (excluding amortization of acquired UPR)
Amortization of acquired UPR (2)
Administrative expenses

Underwriting income
Adjusted net investment income (1)
Adjusted interest expense (1)
Other income (expense) - operating (3)
Amortization of purchased intangibles
Income tax expense

Operating income (including Corporate) excluding Life segment
Life Insurance segment income

Consolidated operating income

Chubb integration and related expenses, net of tax
Amortization of fair value of acquired invested assets and long-term debt, net of tax (2)

Adjusted net realized gains (losses) (1)
Net realized gains (losses) related to unconsolidated entities
Income tax expense (benefit) on adjusted net realized gains (losses)

Consolidated net income

% Change versus prior year period (1)
Net premiums written as reported
Net premiums earned as reported

Net premiums written constant $
Net premiums earned constant $

Other ratios
Net premiums written/gross premiums written (1)
Operating effective tax rate

P&C combined ratio (1)
Loss and loss expense ratio
Policy acquisition cost ratio
Administrative expense ratio

Combined ratio

Combined ratio excluding catastrophe losses and PPD

P&C expense ratio
P&C expense ratio excluding A&H

Catastrophe reinstatement premiums collected - pre-tax
Catastrophe losses - pre-tax
Favorable prior period development (PPD) - pre-tax
Loss and loss expense ratio excluding catastrophe losses and PPD

(1) See non-GAAP financial measures.

(2) Purchase accounting adjustments related to the acquisition of The Chubb Corporation

(3) Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Note: See Glossary on page XX for further information on the calculation of the components of combined ratios.

Consolidated Results D